TIAA-CREF FUNDS

SUPPLEMENT NO. 1
dated August 12, 2011
to the February 1, 2011 Statement of Additional Information (“SAI”)

CHANGES TO TRUSTEE INFORMATION

Eugene Flood, Jr. no longer serves on the Board of Trustees of the TIAA-CREF Funds. Accordingly, all references to Mr. Flood as serving on the Board of Trustees, or any committees thereof, are hereby removed from the SAI. In addition, his biography is hereby removed in its entirety from the chart entitled “Disinterested Trustees” in the section entitled “Management of the Trust” beginning on page B-26 of the SAI.

In addition, certain biographical information for two members of the Board of Trustees has been updated in the chart entitled “Disinterested Trustees” in the section entitled “Management of the Trust” beginning on page B-26 of the SAI as follows: (1) The entry for Forrest Berkley under the column entitled “Other Directorships Held By Trustees” in the chart is hereby replaced in its entirety to read as follows: “Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewall Foundation; and Former Director, Appalachian Mountain Club.”; (2) The entry for Bridget A. Macaskill under the column entitled “Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications” in the chart is hereby replaced in its entirety to read as follows: “Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (since 2009), First Eagle Investment Management (2009–2010); Principal, BAM Consulting LLC (2003–2009); and Independent Consultant for Merrill Lynch (2003–2009).”; and (3) The entry for Ms. Macaskill under the column entitled “Other Directorships Held By Trustees” in the chart is hereby replaced in its entirety to read as follows: “Director, Prudential plc; Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance. Former Director, William T. Grant Foundation; J. Sainsbury plc; International Advisor Board; British-American Council; Scottish & Newcastle plc (brewer); Governors Committee on Scholastic Achievement; and Federal National Mortgage Association (Fannie Mae).”

Forrest Berkley has been appointed to replace Eugene Flood, Jr. (who no longer serves on the Board of Trustees) as the new chair of the Investment Committee of the Board of Trustees. Accordingly all references to Mr. Flood serving as the chair of the Investment Committee are hereby removed from the SAI. In addition, the last sentence of the second numbered paragraph under the section entitled “Board Committees” beginning on page B-30 of the SAI is hereby amended in its entirety to read as follows: “The current members of the Investment Committee are Mr. Berkley (chair), Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.”

CHANGES TO THE FUNDS’ OFFICERS

Eugene Flood, Jr. has been appointed an Executive Vice President of the Funds. Accordingly, the following information for Mr. Flood is hereby added to the chart entitled “Officers” in the section entitled “Management of the Trust” beginning on page B-28 of the SAI:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Eugene Flood, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Executive Vice President	One-year term. Executive Vice President since 2011.

Executive Vice President, Diversified Business of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2011). President, Chief Executive Officer and Director, TIAA-CREF Redwood, LLC (“Redwood”) (since 2011). Director, Covariance Capital Management, Inc. (“Covariance”) (since 2011). Director of Kaspick & Company LLC (since 2011). Former President and Chief Executive Officer (2000–2010) and Director (1994–2010) of Smith Breeden Associates, Inc., an investment adviser. Former Trustee of the TIAA-CREF Fund Complex (2005–2011). Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management (since 2000).

PORTFOLIO MANAGEMENT

The following entry for Lijun (Kevin) Chen is hereby added to the entry for the Bond Index Fund in the chart entitled “Additional Information Regarding Portfolio Managers” in the section entitled “Information About the Funds’ Portfolio Management” beginning on page B-41 of the SAI:

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Lijun (Kevin) Chen	0	0	$1,391	$0	$0

A13115 (8/11)